EXHIBIT (10)(1)(1)

                                AMENDMENT NO. 1
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Profit-Sharing Plan (the "Plan"), effective
January 1, 1994; and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of January 1, 1994, in the respects hereinafter set forth.

          1.  Section 1.12 of the Plan is amended to provide as follows:

   1.12   Eligible Employee

          (a)  Each Employee of the Employer, except

               (1) an Employee covered by a collective bargaining agreement between an Employer and a representative of such Employee that does not specifically provide for coverage under the Plan; provided, however, that if an Employee ceases to be covered by a collective bargaining agreement (other than by a transfer of employment), such an Employee shall not become an Eligible Employee unless coverage under the Plan is specifically extended to such an Employee by an amendment to the Plan,

               (2) any person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), or

               (3)  a leased employee.

          (b) Notwithstanding subsection (a) of this Section 1.12: Each Employee who is listed on Schedule A to the Plan shall become an Eligible Employee effective as of January 1, 1994, or, if later, the Employee's Employment Commencement Date.
               Schedule A is hereby incorporated by reference into the Plan.

          2. Section 13.03 of the Plan is amended by adding a new paragraph as the second paragraph thereof to provide as follows:

          Notwithstanding any other provision of the Plan to the contrary, there shall be no allocation of Forfeitures for the Plan Year ending on December 31, 1994, to the Separate Account of any Participant who is listed on Schedule A to the Plan.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 21st day of April, 1995.


                                           ALLTEL CORPORATION


                                           By: /s/ John L. Comparin
                                               Title: V.P.-Human Resources

                                   SCHEDULE A
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


          Name                                  Social Security Number
          Beck, Billy R.                        ###-##-####
          Brown, Brenda B.                      ###-##-####
          Chandler, Linda P.                    ###-##-####
          Cleveland, Kenneth M.                 ###-##-####
          Cornell, Mary Sybil                   ###-##-####
          Crenshaw, Wanda L.                    ###-##-####
          Duncan, H.W.                          ###-##-####
          Gordon, Shirley Ann                   ###-##-####
          Hall, Melodee J.                      ###-##-####
          Jacks, Judy C.                        ###-##-####
          Smith, Rosie L.                       ###-##-####
          Tanner, Jean W.                       ###-##-####
          Thomas, Frances H.                    ###-##-####
          Whitmire, Lynn G.                     ###-##-####
          Woodall, Peggy J.                     ###-##-####
          Bales, Albert Lee                     ###-##-####
          Bennet, James W.                      ###-##-####
          Booth, George R.                      ###-##-####
          Chandler, Tony                        ###-##-####
          Coker, Dale W.                        ###-##-####
          Couch, Victor E.                      ###-##-####
          Glenn, Mary J.                        ###-##-####
          Herrington, Randy A.                  ###-##-####
          Hill Jr., George K.                   ###-##-####
          Huff, David E.                        ###-##-####
          Martin, Leroy                         ###-##-####
          Mattox, Henry L.                      ###-##-####
          Moon, Joe F.                          ###-##-####
          Roland, William Guy                   ###-##-####
          Russell, James H.                     ###-##-####
          Seagraves, Thurston T.                ###-##-####
          Stovall, Ronnie Joe                   ###-##-####
          Wood, Kenneth M.                      ###-##-####
          Ballenger, Mary E.                    ###-##-####
          Banks, Norman                         ###-##-####
          Coile, Dennis D.                      ###-##-####
          Culpepper, Jerry Lee                  ###-##-####
          Culpepper, Thomas M.                  ###-##-####
          Finch, Newell T.                      ###-##-####
          Fitzpatrick, Wesley M.                ###-##-####
          Gaines, Nancy P.                      ###-##-####
          Hall, Roy P.                          ###-##-####
          Hill, Ronald B.                       ###-##-####
          Hix, Al Williams                      ###-##-####
          Ingram, Melvin D.                     ###-##-####
          Ledford, Aubrey                       ###-##-####
          Lynn, James M.                        ###-##-####
          McClure, Darrell H.                   ###-##-####
          Mize, James M.                        ###-##-####
          Nunns, Charles J.                     ###-##-####
          Porter, David E.                      ###-##-####
          Seagraves, Stanley E.                 ###-##-####
          Sims, Janet JR                        ###-##-####
          Smith, Stephen C.                     ###-##-####
          Varner, John T.                       ###-##-####
          Wilson, W. Leon                       ###-##-####
          Coker, James R.                       ###-##-####
          Bonds, Edna Lee                       ###-##-####
          Boswell, Joyce J.                     ###-##-####
          Drake, Tinita S.                      ###-##-####
          Morrison, Jon Claude                  ###-##-####
          Rucker, Willie Eva                    ###-##-####
          Smith, Brenda T.                      ###-##-####
          Snipes, Bobby D.                      ###-##-####
          Wood, Nancy A.                        ###-##-####

                                AMENDMENT NO. 2
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


             WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Profit-Sharing Plan (the "Plan"), effective
January 1, 1994; and

             WHEREAS, the Company desires further to amend the Plan;

             NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of each Effective Date, as Effective Date is defined in the Employee Transfer Agreements between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo
Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation
(with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens
Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreements, by adding immediately following Article XXI thereof, the following new Article XXII:

                                  ARTICLE XXII

                      TRANSFER OF BENEFITS WITH RESPECT TO
                CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
              CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES


22.1      Definitions.

          For purposes of this Article XXII, the following definitions shall apply:

          (a) "Citizens" shall mean Citizens Utilities Company, a Delaware corporation; Citizens Telecommunications Company of Oregon, a Delaware corporation; Citizens Utilities Company of California, a California corporation; and Citizens Utilities Company, a Pennsylvania corporation, individually or collectively, as the context may require.

          (b) An "Effective Date" shall mean an Effective Date as defined in an Employee Transfer Agreement.

          (c) An "Employee Transfer Agreement" shall mean an Employee Transfer Agreement between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation;
               CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; and Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, (collectively, the "Employee Transfer Agreements").

          (d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the provisions of the Transfer Agreements.

          (e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from a Transferring Employer to Citizens, as of an Effective Date.

          (f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

          (g) A "Transferring Employer" shall mean Navajo Communications Co., Inc., Mountain State Telephone Company, ALLTEL Nevada, Inc., NCC Systems, Inc., ALLTEL Oregon, Inc., CP National Corporation, ALLTEL Tennessee, or Tuolumne Telephone Company (collectively, the "Transferring Employers").

22.2      Transfer of Assets.

          The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements, to be held, administered, and disposed of by the trustee(s) of the Transfer Plans, under the terms, conditions, and provisions of the Transfer Plans.

22.3      Benefit Payments After an Effective Date but Prior to the Transfer of
          Assets.

          If, on or after an Effective Date and before the actual transfer of assets, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to
          Section 22.2 shall be reduced accordingly.

22.4      Cessation of Participation.

          Effective as of the Effective Date applicable to him, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 22.3).

22.5      Vested Interest of Transfer Employees.

          The entire Separate Account of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by Citizens, including any amounts in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

22.6      Plan Continuing.

          The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfers of assets to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

22.7      Overriding Provisions.

          The provisions of this Article XXII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting
          Plan provisions.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 26th day of May, 1995.


                                             ALLTEL CORPORATION


                                             By: /s/ John L. Comparin
                                                 Title: V.P.-Human Resources